UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACKRELL SPAC PARTNERS I CO.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement no.:

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	(4)	Date Filed:

ACKRELL SPAC PARTNERS I CO.
2093 Philadelphia Pike #1968

Claymont, DE 19703

To the Stockholders of Ackrell SPAC Partners I Co.:

You are cordially invited to attend the 2021 annual meeting of stockholders (the “Annual Meeting”) of Ackrell SPAC Partners I Co. (the “Company,” “we,” or similar terminology) to be held on December 9, 2021 at 10:00 a.m., Eastern Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/ackrellspac/2021. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.      To elect one nominee to serve as Class A director of the Company’s Board of Directors (the “Board”) until the 2024 annual meeting of stockholders or until his successor is duly elected and qualified;

2.      To ratify the appointment of UHY LLP by the audit committee of the Board to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF UHY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on October 29, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,
/s/ Michael K. Ackrell
Michael K. Ackrell
Chairman of the Board of Directors

This proxy statement is dated November 1, 2021
and is being mailed with the form of proxy on or shortly after November 2, 2021.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote online at the Annual Meeting.

PLEASE NOTE:    If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

ACKRELL SPAC PARTNERS I CO.
2093 Philadelphia Pike #1968

Claymont, DE 19703

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 9, 2021

To the Stockholders of Ackrell SPAC Partners I Co.:

NOTICE IS HEREBY GIVEN that the 2021 annual meeting of stockholders (the “Annual Meeting”) of Ackrell SPAC Partners I Co., a Delaware corporation (the “Company,” “we,” or similar terminology), will be held on Thursday, December 9, 2021 at 10:00 a.m., Eastern Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/ackrellspac/2021. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.      To elect one nominee to serve as Class A director of the Company’s Board of Directors (the “Board”) until the 2024 annual meeting of stockholders or until his successor is duly elected and qualified;

2.      To ratify the appointment of UHY LLP (“UHY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on October 29, 2021 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote. All holders of shares of common stock, including shares of common stock underlying the subunits are entitled to vote on above-mentioned proposals being considered at the Annual Meeting.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting online, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/ackrellspac/2021.

By Order of the Board,
/s/ Michael K. Ackrell
Michael K. Ackrell
Chairman of the Board of Directors

i

ACKRELL SPAC PARTNERS I CO.
2093 Philadelphia Pike #1968
Claymont, DE 19703

PROXY STATEMENT
2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, DECEMBER 9, 2021, AT 10:00 A.M., EASTERN TIME

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Ackrell SPAC Partners I Co., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, December 9, 2021, at 10:00 a.m., Eastern Time, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card are first sent to the Company’s stockholders on or about November 2, 2021.

What is included in these materials?

These materials include:

•        This proxy statement for the Annual Meeting; and

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2021.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.      To elect one nominee to serve as Class A director of the Board until the 2024 annual meeting of stockholders or until his successor is duly elected and qualified;

2.      To ratify the appointment of UHY LLP (“UHY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that all stockholders vote “FOR” the election of the director nominee and “FOR” the ratification of the appointment of UHY as the Company’s independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $0.0001 per share, including common stock underlying the subunits, as of the close of business on October 29, 2021 are entitled to vote at the Annual Meeting. As of the Record Date, there were 18,169,000 shares of common stock, including shares of common stock underlying the subunits issued and outstanding.

All holders of shares of common stock are entitled to vote on above-mentioned proposals being considered at the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of the appointment of our independent registered public accounting firm. On October 29, 2021, there were 18,169,000 shares of common stock, including shares of common stock underlying the subunits, outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of the voting power of our outstanding shares of common stock entitled to vote on any of the proposals to be voted on at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 9,084,501 shares of common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint each of Jason M. Roth, our Chief Executive Officer, and Long Long, our Chief Financial Officer, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Jason M. Roth and Long Long to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are three ways to vote:

•        Online.    If you are a stockholder of record, you may vote online at the Annual Meeting.

•        By Mail.    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

•        By Internet.    You may use the internet to vote your proxy. Please have your proxy card available when you access the website at www.cstproxyvote.com and follow the prompts to vote your shares.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•        Online at the Annual Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of the appointment of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of the appointment of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of Class A director is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast by the stockholders present and in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Holders of shares of common stock have the right to vote for the election of directors. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the appointment of UHY as the Company’s independent registered public accounting firm?

Approval of the proposal to ratify the appointment of UHY as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting online if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 2093 Philadelphia Pike #1968, Claymont, DE 19703 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of common stock will be voted (i) “FOR” the election of the director nominee and (ii) “FOR” the ratification of the appointment of UHY as the Company’s independent registered public accounting firm.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who is the sponsor of the Company?

References throughout this proxy statement to our “sponsor” are to Ackrell SPAC Sponsors I LLC, a Delaware limited liability company. Stephen N. Cannon is the sole managing member of our sponsor.

Who can help answer my questions?

You can contact our Chief Financial Officer, Long Long, at (650) 560 4753 or by sending a letter to Mr. Long at the offices of the Company at 2093 Philadelphia Pike #1968, Claymont, DE 19703, with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of Ackrell SPAC Partners I Co. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Thursday, December 9, 2021, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on Thursday, December 9, 2021, at 10:00 a.m., Eastern Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/ackrellspac/2021. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.To elect one nominee to serve as Class A director of the Board until the 2024 annual meeting of stockholders or until his successor is duly elected and qualified;

2.      To ratify the appointment of UHY as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Record Date, Voting and Quorum

Our Board fixed the close of business on October 29, 2021 as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 18,169,000 shares of common stock, including shares of common stock underlying the subunits issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

For both the proposal to elect one Class A director and the proposal to ratify the appointment of UHY as our independent registered public accounting firm, the holders of 9,084,501 shares of common stock, present virtually or represented by proxy, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast by the holders of common stock at the Annual Meeting, by the stockholders present virtually or represented by proxy and entitled to vote in the election of Class A director is required to elect the director nominee. The approval of the proposal to ratify the appointment of UHY as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of common stock, present virtually or represented by proxy at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chief Executive Officer and the Chief Financial Officer to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares online by attending the Annual Meeting. While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Jason M. Roth or Long Long.

A special note for those who plan to attend the Annual Meeting and vote online:    if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares of common stock will be voted (i) “FOR” the election of the director nominee and (ii) “FOR” the ratification of the appointment of UHY as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer, Long Long, at (650) 560 4753.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Ackrell SPAC Partners I Co., 2093 Philadelphia Pike #1968, Claymont, DE 19703) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at Ackrell SPAC Partners I Co., 2093 Philadelphia Pike #1968, Claymont, DE 19703. Our telephone number at such address is (650) 560-4753.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Michael K. Ackrell	55	Chairman of the Board
Shannon Soqui	54	Non-Executive Vice Chairman of the Board
Jason M. Roth	46	Chief Executive Officer
Stephen N. Cannon	53	Chief Operating Officer and President
Long Long	37	Chief Financial Officer
William A. Lamkin	62	Director
Daniel L. Sheehan	67	Director

Michael K. Ackrell has been our Chairman since October 2019. Since 2003, Mr. Ackrell has been the Chief Executive Officer and Chairman of the board of directors of Ackrell Capital, a U.S. registered broker-dealer focused on providing M&A and capital raising services to the consumer, technology, digital and hemp industries. Prior to this, Mr. Ackrell was the Senior Managing Director in charge of the U.S. Technology Investment Banking Group of ABN AMRO, from 2000 to 2001, and Head of Investment Banking at WR Hambrecht+Co., a San Francisco, CA-based investment bank specializing in the technology sector, from 1999 to 2000. Previously, Mr. Ackrell worked for Donaldson, Lufkin & Jenrette in New York, Menlo Park and San Francisco, CA as a Senior Vice President in the Technology Investment Banking Group from 1988 to 1999. Mr. Ackrell graduated from the Wharton School of the University of Pennsylvania with a Bachelor of Science degree in Economics (summa cum laude), with majors in Finance and Accounting. In the last five years, Mr. Ackrell has been a director of a number of private companies, including Stable Technologies, Inc., a manufacturer of water-soluble CBD products, CMLM Holdings, Inc., doing business as QIND, a branded retailer of CBD products, American Giant, Inc., a U.S.-based manufacturer of apparel and active wear, Vator, Inc., a professional network for entrepreneurs, and Scrubbed.net, LLC, an online accounting and bookkeeping services company. CMLM Holdings, Inc. was acquired by Next Frontier Holdings, Inc. in August 2020. We believe that Mr. Ackrell is well-qualified to serve as a director of the company given his extensive finance, investment banking and consumer and hemp industry experience.

Shannon Soqui has been our Non-Executive Vice Chairman since December 2020. Since June 2021, Mr. Soqui has served as the Executive Chairman of Next Frontier Holdings, Inc., doing business as Next Frontier Brands, and previously was its Chief Executive Officer and Chairman of the board of directors since April 2020. Next Frontier Brands is a holding company with a beverage business unit and a pharmaceutical business unit. From 2018 to 2020, Mr. Soqui was the Chief Executive Officer of CMLM Holdings, Inc., prior to its acquisition by Next Frontier Brands. From 2017 to 2018, Mr. Soqui was the head of U.S. cannabis investment banking at Canaccord Genuity, a leading global cannabis investment bank. From 2015 to 2017, Mr. Soqui was the Head of Cannabis Investment Banking at Ackrell Capital. Prior to Ackrell Capital, Mr. Soqui spent more than fifteen years in investment banking with: Clark Dodge & Co (2013 to 2014); Advanced Equities, Inc. (2010 to 2012); Pacific Crest Securities (November 2003 to April 2010); UBS Warburg (2001 to 2002); and Donaldson, Lufkin & Jenrette and Credit Suisse (1997 to 2000). Prior to his career in investment banking, Mr. Soqui was a securities lawyer with Brobeck, Phleger & Harrison and Gunderson Dettmer, and was a Certified Public Accountant with KPMG. Mr. Soqui received his Bachelor of Arts in Economics with an emphasis in Accounting from the University of California, Santa Barbara, and a J.D. (magna cum laude) from the Santa Clara University School of Law. We believe that Mr. Soqui is well-qualified to serve as a director of the company given his considerable experience with financial and capital markets, internal controls, corporate accounting and governance, mergers and acquisitions, corporate operations, and numerous years of experience in advising publicly traded companies and their management teams and boards of directors.

Jason M. Roth has been our Chief Executive Officer since December 2020. Since April 2020, Mr. Roth has served as Chief Strategy Officer and a member of the board of directors of Next Frontier Brands. From 2018 to 2019, Mr. Roth was the Chief Executive Officer and Chairman of the board of directors of Mile High Labs International, which we believe was one of the world’s largest processors of hemp-derived CBD concentrates in 2019. From 2014 to

2018, Mr. Roth was the Chief Executive Officer of Incense Specialties Inc., a vaporizer device company. From 2010 to 2015, Mr. Roth was a founder and Senior Vice President, Commercial Director, Compliance Director and member of the board of directors of Brooklands Inc., a medical device manufacturer. From 1998 to 2014, Mr. Roth was a founder, Chief Executive Officer and Chairman of the board of directors of Safeguard Medical Technologies LLC, a medical device manufacturer.

Stephen N. Cannon has been our Chief Operating Officer since December 2020, our President since August 2019, our Chief Executive Officer from August 2019 until December 2020 and our Director from August 2019 to September 2020. Since September 2020, Mr. Cannon has been the Chief Executive Officer and President of Archimedes Tech SPAC Partners Co., a blank check company with $133 million held in trust that completed its IPO in March 2021 and focused on potential business combinations in the technology industry. Since August 2020, Mr. Cannon has been the Chief Operating Officer and President of Global SPAC Partners Co, a blank check company with approximately $169 million held in trust focused on potential business combinations in geographic regions from South East Asia through Middle East and North Africa. Since 2014, Mr. Cannon has been President of Everest Partners Limited, a privately-owned investment firm focused on Asian private investments. From 2017 until 2019, Mr. Cannon was the Chief Financial Officer of Twelve Seas Investment Company, a blank check company with $207 million held in trust that consummated its initial business combination with BPGIC Ltd, a petroleum and gas company located in the United Arab Emirates, in December, 2019. From 2017 until 2019, Mr. Cannon was the President, Chief Financial Officer and a director of CM Seven Star, a Nasdaq-listed SPAC, sponsored by a leading Chinese private investment firm, which consummated its business combination with Kaixin Auto Holdings in April 2019. From 2014 until 2016, Mr. Cannon was Chief Executive Officer and a director of DT Asia Acquisition Corp, a Nasdaq-listed SPAC, which consummated its business combination with China Direct Lending Corp. in July 2016. From 2010 until 2014, Mr. Cannon was a Partner and Head of China for RedBridge Group Ltd., a boutique merchant banking firm focused on Chinese and Arabian Gulf cross-border investments. From 2009 until 2014, Mr. Cannon was a registered representative of, and senior advisor to, Ackrell Capital. From 2007 until 2010, Mr. Cannon served in various capacities with Hambrecht Asia Acquisition Corp., a Nasdaq-listed SPAC, as a co-founder, initial Chief Financial Officer and a director, and then Vice President of Acquisitions. Hambrecht Asia Acquisition Corp. merged with SGOCO Ltd, a Chinese company, in April 2010. From 2005 until 2008, Mr. Cannon served as a Managing Director of Asian investment banking for WR Hambrecht+Co. Prior to WR Hambrecht + Co., Mr. Cannon worked at ABN AMRO, Donaldson, Lufkin & Jenrette, Smith Barney Shearson and Salomon Brothers. Mr. Cannon currently serves on the board of the Cambodian Hotel Association. Mr. Cannon graduated from the University of Notre Dame with a Bachelor of Arts degree in Economics and a Bachelor of Science degree, majoring in Mechanical Engineering.

Long Long has been our Chief Financial Officer since October 2019. Since September 2020, Mr. Long has been the Chief Financial Officer of Archimedes Tech SPAC Partners Co. Since August 2020, Mr. Long has been the Chief Financial Officer of Global SPAC Partners Co. From 2017 to 2019, Mr. Long was Vice President of Twelve Seas Sponsors I LLC, sponsor of Twelve Seas Investment Company. From 2006 to 2016, Mr. Long worked for IBM in a variety of Corporate Finance, Audit, and Managerial roles, both within the US and internationally. From 2015 to 2016, Mr. Long served as Finance Controller for IBM China’s Consulting Business Unit and Sales Channels. From 2013 to 2014, Mr. Long served as the Strategy and Planning Manager for IBM China and, from January 2012 to December 2012, as a Senior Finance Analyst for IBM China. From 2010 to 2011, Mr. Long served as Internal Auditor for IBM’s Asia Pacific region and, from 2006 to 2009, as a financial analyst for IBM’s worldwide operations. Mr. Long graduated from Washington University in St. Louis with a Bachelor of Science and Business Administration degree, majoring in Finance and a Bachelor of Science degree, majoring in Electrical Engineering.

William A. Lamkin has served as a member of our Board since December 2020. From 2004 to 2019, Mr. Lamkin was a Managing Director and registered representative of Ackrell Capital. Prior to that, Mr. Lamkin served in various capacities as a technology investment banker with ABN AMRO; Donaldson, Lufkin & Jenrette; KidderPeabody; and PaineWebber. Prior to his investment banking career, Mr. Lamkin practiced law with the firm of Broad, Schulz, Larson and Wineberg. Mr. Lamkin currently serves as an independent Trustee and Chair of the Audit Committee for two real estate investment trusts, Office Properties Income Trust (since 2019) and Service Properties Trust (since 2007). He also currently serves as an independent Trustee for Seven Hills Realty Trust (since September 2021), a commercial real estate finance company. He previously served as an independent trustee for Tremont Mortgage Trust (2020 to 2021) and as an independent Trustee and Chair of the Audit Committee for Select Income REIT (2012 to 2019) and Commonwealth REIT (now Equity Commonwealth; 2006 to 2014). Mr. Lamkin has also served as an independent Director and Chair of the Audit Committee of a private insurance company, Affiliates Insurance Company. Mr. Lamkin holds a Bachelor of Arts from Westmont College where he majored in both business administration and psychology, a Master of Business Administration from the University of California, Berkeley Haas School of Business and a Juris Doctor from the University of California, Hastings College of the Law. We believe that Mr. Lamkin is well-qualified to serve as a director of the company given his investment banking and legal background and extensive experience serving on publicly-listed and private company boards.

Daniel L. Sheehan has served as a member of our Board since December 2020. Since March 2021, Mr. Sheehan has been the Chief Operating Officer of Archimedes Tech SPAC Partners Co. Since 1995, Mr. Sheehan has been an attorney licensed in the State of California. From 2004 to the present, Mr. Sheehan has been the founder and managing partner of Silicon Valley Wealth Law, a law firm specializing in estate planning, tax planning, business planning, and special needs planning. Mr. Sheehan has designed and drafted over 1,000 estate plans for clients throughout Silicon Valley. Mr. Sheehan has expertise in handling federal and state income tax matters and disputes, in the formation and operation of business entities, and has provided strategic planning and technology enhancement guidance to new business ventures and established companies. Mr. Sheehan has senior management experience with companies in a range of industries, including computer-aided manufacturing, real estate development, health care, mining, and law. Mr. Sheehan has frequently consulted with venture capitalists to review and advise them about investment opportunities. From 2011 to 2013, Mr. Sheehan was Chief Executive Officer of North Star Resources, a provider of technology for the extraction and refining of precious and strategic metals. From 1996 to 2004, Mr. Sheehan was a partner in the law firm of Davidson, Sheehan & Jewel. In 2010, Mr. Sheehan filed for personal bankruptcy under Chapter 13, which was completed in May 2014 with no debts being discharged. Mr. Sheehan graduated from St. Mary’s College of California with a Bachelor of Arts degree in Business Management with honors. Mr. Sheehan received his Juris Doctor from the University of San Francisco School of Law. We believe that Mr. Sheehan is well-qualified to serve as a director of the company given his lengthy legal career and experience as a senior executive.

Number and Terms of Office of Officers and Directors

We have four directors. Our Board is divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be fixed exclusively by the Board and shall be as nearly equal as possible. The term of office of our Class A directors, consisting of Daniel L. Sheehan, will expire at our 2021 Annual Meeting. The term of our Class B directors, consisting of Shannon Soqui and William A. Lamkin, will expire at our 2022 annual meeting of stockholders. The term of office of our Class C directors, consisting of Michael K. Ackrell, will expire at our 2023 annual meeting of stockholders.

Our officers are appointed by the board of directors and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of: a Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and other officers as may be determined by the Board.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: an audit committee, a nominating committee, and a compensation committee. Each of the standing committees of the Board is comprised entirely of independent directors.

During the fiscal year ended December 31, 2020:

•        Our audit committee held one meeting, with the attendance of all audit committee members;

•        No meetings of the nominating committee were held; and

•        No meetings of the compensation committee were held.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have established an audit committee of the Board, which consists of Messrs. Soqui, Lamkin and Sheehan, each of whom is an independent director under Nasdaq’s listing standards. Mr. Soqui serves as chairman of the audit committee. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq’s listing standards. Nasdaq’s standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that Mr. Soqui and Mr. Lamkin each qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating Committee

We have established a nominating committee of the Board, which consists of Messrs. Soqui, Lamkin and Sheehan. Messrs. Soqui, Lamkin and Sheehan are each an independent director under Nasdaq’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee

We have established a compensation committee of the Board, which consists of Messrs. Soqui and Lamkin, each of whom is an independent director under Nasdaq’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated below, other than the $10,000 per month administrative fee and the payment of consulting, success or finder fees in connection with the consummation of our initial business combination, no compensation of any kind will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2020 there were no delinquent filers.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed our Code of Ethics as an exhibit to the registration statement filed in connection with our initial public offering. You can review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. Commencing on the date of effectiveness of the registration statement for our initial public offering through the acquisition of a target business, we will pay an affiliate of our Chairman an aggregate fee of $10,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement is solely for our benefit and is not intended to provide our Chairman compensation in lieu of a salary.

Other than the $10,000 per month administrative fee, the payment of underwriting compensation to EarlyBirdCapital, Inc., or EBC, an affiliate of one of our initial stockholders, payment of consulting, success or finder fees to our sponsor, officers, directors, initial stockholders or their affiliates (including Ackrell Capital and its affiliates) in connection with the consummation of our initial business combination and the repayment of loans from our sponsor to us, no compensation or fees of any kind will be paid to our sponsor, initial stockholders, members of our management team or their respective affiliates for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, they will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

Since our formation, we have not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of our executive officers or directors.

Director Independence

Nasdaq rules require that a majority of the Board of a company listed on Nasdaq must be composed of “independent directors.” An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Messrs. Soqui, Lamkin and Sheehan are independent directors under the Nasdaq listing rules and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of October 29, 2021 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Shares of Common Stock
Michael K. Ackrell(2)	—		—
Shannon Soqui(2)	—		—
Jason M. Roth(2)	—		—
Stephen N. Cannon(3)	3,870,000		21.3%
Long Long(2)	—		—
William A. Lamkin	25,000		*
Daniel L. Sheehan(2)	25,000		*
All directors and executive officers as a group (seven individuals)	3,920,000	(3)	21.6%
Ackrell SPAC Sponsors I LLC(3)	3,870,000		21.3%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is 2093 Philadelphia Pike #1968, Claymont, DE 19703.

(2)      Does not include any securities held by Ackrell SPAC Sponsors I LLC, of which each person is a direct or indirect member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(3)      Represents securities held by Ackrell SPAC Sponsors I LLC, our sponsor, of which Stephen N. Cannon is sole managing member. Mr. Cannon disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 11, 2018, we issued 1,437,500 founder shares to Able SPAC Holdings LLC, an affiliate of EBC, for $5,000 in cash, at a purchase price of approximately $0.0035 per share, in connection with our formation. On August 22, 2019, we effected a stock dividend of 1.6 shares of common stock for every share of common stock outstanding, resulting in an aggregate of 3,737,500 founder shares outstanding.

On September 30, 2019 and November 25, 2020, our sponsor purchased 2,616,250 founder shares and 1,121,250 founder shares from Able SPAC Holdings LLC, respectively, for an aggregate purchase price of $3,500 and $1,500, respectively, or approximately $0.0013 per share in both cases, which was the same effective purchase price per share Able SPAC Holdings LLC originally paid, as adjusted for the stock dividend in August 2019.

On October 14, 2019 and November 25, 2020, we issued to EBC 200,000 and 150,000 representative shares, respectively, at $0.0001 per share, for an aggregate of 350,000 representative shares.

On November 20, 2019, the sponsor sold 25,000 founder shares each to Mr. Lamkin and Mr. Sheehan, our directors, at approximately $0.0013 per share, the same effective purchase price per share that our sponsor originally paid.

On November 25, 2020, our sponsor returned to us for cancellation, at no cost, an aggregate of 862,500 founder shares, resulting in an aggregate of 3,225,000 shares of common stock outstanding, consisting of 2,875,000 founder shares and 350,000 representative shares.

On December 21, 2020, we effected a stock dividend of 0.2 shares of common stock for every share of common stock outstanding, resulting in an aggregate of 3,450,000 founder shares outstanding and an aggregate of 420,000 representative shares outstanding. After the aforementioned stock dividend, EBC returned to us for cancellation, at no cost, 40,000 representative shares, resulting in an aggregate of 380,000 representative shares outstanding.

ACVT I, LLC, an affiliate of our Chairman, has agreed that, until earlier of our consummation of our initial business combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay ACVT I, LLC $10,000 per month for these services. We believe that the fee charged by ACVT I, LLC is at least as favorable as we could have obtained from an unaffiliated person. For the three and six months ended June 30, 2021, we have accrued $30,000 and $63,548 of administrative fees as a due to related party.

Other than the $10,000 per month administrative fee, the payment of consulting, success or finder fees to our sponsor, officers, directors, initial stockholders or their affiliates (including Ackrell Capital and its affiliates) in connection with the consummation of our initial business combination and the repayment of loans from our sponsor to us, no compensation or fees of any kind will be paid to our sponsor, initial stockholders, members of our management team or their respective affiliates for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, they will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

On December 23, 2020, we consummated our initial public offering of an aggregate of 13,800,000 units at $10.00 per unit for gross proceeds of $138 million. We paid EBC an underwriting commission of $2,760,000. Simultaneously with the consummation of the IPO, we completed the private placement of an aggregate of 539,000 private units to our sponsor and EBC (470,000 private units to the sponsor and 69,000 private units to EBC) at a purchase price of $10.00 private units, generating gross proceeds to the Company of $5,390,000.

In order to finance transaction costs in connection with a Business Combination, the sponsor may, but is not obligated to, loan us funds as may be required (the “Working Capital Loans”). If we complete an initial business combination, we may repay the Working Capital Loans out of the proceeds of the trust account released to us. Otherwise, the Working Capital Loans may be repaid only out of funds held outside the trust account. In the event that a business combination does not close, we may use a portion of proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans, other than the interest on such proceeds that may be released for working capital purposes. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units of the post business combination entity at a price of $10.00 per unit. As of June 30, 2021 and December 31, 2020, no Working Capital Loans were outstanding.

In addition, we entered into a business combination marketing agreement, pursuant to which we engaged EBC as an advisor in connection with our business combination to assist us in holding meetings with our stockholders to discuss the potential business combination and the target business’ attributes, introduce us to potential investors that are interested in purchasing our securities in connection with our initial business combination, assist us in obtaining stockholder approval for the business combination and assist us with our press releases and public filings in connection with the initial business combination. We will pay EBC a cash fee for such services upon the consummation of our initial business combination in an amount equal to 3.5% of the gross proceeds of the IPO (exclusive of any applicable finders’ fees which might become payable); provided that up to 30% of the fee may be allocated at our sole discretion to other FINRA members (including, with EBC’s prior consent which shall not be unreasonably withheld, companies affiliated with us or our officers or directors, including Ackrell Capital) that assist us in identifying or consummating an initial business combination.

PROPOSAL ONE — ELECTION OF CLASS A DIRECTOR

Our amended and restated certificate of incorporation provides for a Board classified into three classes, Class A, Class B and Class C, with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. Our Board now consists of four directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Mr. Daniel L. Sheehan is nominated for re-election at this Annual Meeting, as Class A director, to hold office until the 2024 annual meeting of stockholders or until his successor is duly elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election of the director nominee unless such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that the nominee will be unavailable or, if elected, will decline to serve.

Nominee Biography

For a biography of the Class A director nominee, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

Directors are elected by a plurality of the votes cast at the Annual Meeting by the stockholders present virtually or represented by proxy and entitled to vote in the election of directors. The nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from the director nominee. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board recommends a vote “FOR” the election of the abovementioned nominee as Class A director of the Board.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the audit committee’s appointment of UHY as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the appointment of UHY as our independent registered public accounting firm for the fiscal year ending December 31, 2021, our audit committee may reconsider the appointment of UHY as our independent registered public accounting firm.

UHY has audited our financial statements for the fiscal year ended December 31, 2020. A representative of UHY is not expected to be present at the Annual Meeting. The following is a summary of fees paid or to be paid to UHY for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by UHY in connection with regulatory filings. The aggregate fees billed by UHY for professional services rendered for the audit of our annual financial statements, review of the financial information for the respective periods and other required filings with the SEC were $80,645 and $69,747 for the fiscal years ended December 31, 2020 and December 31, 2019, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay UHY any audit-related fees for the fiscal years ended December 31, 2020 and 2019.

Tax Fees.    We did not pay UHY for tax planning and tax advice for the fiscal years ended December 31, 2020 and 2019.

All Other Fees.    We did not pay UHY for other services for the fiscal years ended December 31, 2020 and 2019.

Pre-Approval Policy

Our audit committee was formed upon the effectiveness of the registrations statement for our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

The ratification of the appointment of UHY requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. All holders of common stock are entitled to vote on this proposal. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board recommends a vote “FOR” the ratification of the appointment of UHY as the Company’s independent registered public accounting firm.

OTHER MATTERS

Submission of Stockholder Proposals for the 2022 Annual Meeting

We anticipate that the 2022 annual meeting of stockholders will be held no later than December 31, 2022. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2022 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its office at 2093 Philadelphia Pike #1968, Claymont, DE 19703 no later than November 7, 2021.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 60 days and not more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be received by us no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Accordingly, for our 2022 Annual Meeting, assuming the meeting is held on or about December 9, 2022, notice of a nomination or proposal must be delivered to us no later than October 10, 2022 and no earlier than September 10, 2022. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 2093 Philadelphia Pike #1968, Claymont, DE 19703 to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Ackrell SPAC Partners I Co., 2093 Philadelphia Pike #1968, Claymont, DE 19703, Attn: Secretary.

ACKRELL SPAC PARTNERS I CO.

2093 Philadelphia Pike #1968
Claymont, DE 19703
December 9, 2021

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies ACKRELL SPAC PARTNERS I CO. to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 8, 2021. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend: https://www.cstproxy.com/ackrellspac/2021 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE AND “FOR” PROPOSAL TWO. Please mark your votes like this 1. To elect one Class A Director to serve on the Company’s Board until the 2024 annual meeting of stockholders or until his successor is duly elected and qualified. FOR WITHHOLD 2. Ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. FOR AGAINST ABSTAIN Election of Class A Director: (1) Daniel L. Sheehan CONTROL NUMBER Signature Signature, if held jointly Date , 2021 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 9, 2021 at 10:00 a.m., Eastern time. This Proxy Statement and the 2020 Annual Report on Form 10-K are available at: https://www.cstproxy.com/ackrellspac/2021 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ACKRELL SPAC PARTNERS I CO. The undersigned hereby appoints Jason M. Roth and Long Long, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of Ackrell SPAC Partners I Co. (the “Company”) held of record by the undersigned at the close of business on October 29, 2021 at the Annual Meeting of Stockholders to be held virtually on December 9, 2021, at 10:00 a.m., Eastern Time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEE AND “FOR” PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. (Continued and to be marked, dated and signed, on the other side)